EXHIBIT 99.2
Unprecedented housing market weakness Declining home prices Rising unsold inventory Home foreclosures up 96%1 Continued credit market disruption Role of capital markets diminished Significant asset write-downs Fundamental shift in mortgage market $1.5Tr origination market in 2008 vs. $2.4Tr in 20072 Revised provision guidance 4Q 2007 $1.5-$1.6 billion 1Q 2008 $1.8-$2.0 billion Challenging housing environment Home Price Appreciation YOY change (2000-3Q '07) OFHEO: National OFHEO: WaMu geography weighted 3/31/2000 0.0824 0.068 6/30/2000 0.0982 0.087 9/30/2000 0.0824 0.097 12/31/2000 0.0729 0.105 3/31/2001 0.0767 0.11 6/30/2001 0.069 0.106 9/30/2001 0.0703 0.104 12/31/2001 0.0689 0.095 3/31/2002 0.0596 0.084 6/30/2002 0.0489 0.077 9/30/2002 0.0479 0.081 12/31/2002 0.0471 0.089 3/31/2003 0.047 0.098 6/30/2003 0.0435 0.095 9/30/2003 0.0355 0.084 12/31/2003 0.0348 0.08 3/31/2004 0.0551 0.108 6/30/2004 0.0575 0.115 9/30/2004 0.0798 0.145 12/31/2004 0.1105 0.196 3/31/2005 0.1057 0.177 6/30/2005 0.1284 0.191 9/30/2005 0.1524 0.197 12/31/2005 0.1512 0.166 3/31/2006 0.1767 0.178 6/30/2006 0.1862 0.165 9/30/2006 0.1787 0.13 12/31/2006 0.1763 0.095 3/31/2007 0.1459 0.058 6/30/2007 0.1256 0.031 9/30/2007 0.018 -0.021 1 Year-over-year change as of September 2007, based on RealtyTrac data 2 2008 estimate of $1.5 trillion based on WaMu internal analysis; 2007 estimate of $2.4 trillion based on Fannie Mae estimate as of October 2007

Majority of charge-offs in high risk buckets Data as of 9/30/07. Card Services balances shown are reported on a GAAP basis. LTVs are at origination 1 Includes other consumer charge-offs not shown separately in table 1Q'07 2Q'07 3Q'07 3Q NPLs ($Bn) Subprime $39 $92 $145 $2.4 Home Equity 2nd: 2005-07 & >80% CLTV $17 $31 $68 $0.3 Prime Option ARM: 2005-07 & >80% LTV $1 $0 $2 $0.2 Higher Risk Residential Mortgage $57 $123 $215 $2.9 % of Total 31% 45% 51% 63% Remaining Residential Mortgage $39 $44 $84 $1.5 Credit Card $80 $91 $106 NA Commercial $7 $13 $16 $0.2 Total1 $183 $271 $421 $4.6 Net Charge-offs Total = $237.1 billion ($ billions) Commercial Home Equity Remaining Residential Mortgage Credit Card Commercial Revenue Sources Q3 '05 36.9 44 106.1 8.9 37.9 Option ARM - 2005-07 & >80% $2.1 Remaining Home Equity $44.2 Other Remaining Residential Mortgage $106.1 Credit Card $8.8 Commercial $41.0 Subprime $20.0 Home Equity 2nd - 2005-07 & >80% $14.9 16%

WaMu delinquencies vs. industry averages

Delinquencies – 2005 to 2007 Vintage

Single-Family Residential

Delinquency 90+
($ OTS)



4%
3%
2%
1%
0%
Industry[1]
WaMu HFI
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jun-06
Oct-06
Jan-07
Apr-07
Jul-07

SFR 90+ return somewhat better than industry

Option ARM

Delinquency 90+
($ OTS)



4%
3%
2%
1%
0%
Industry[1]
WaMu HFI
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jun-06
Oct-06
Jan-07
Apr-07
Jul-07

Option ARMs performance slightly better than industry

Home Equity

Delinquency 90+
($ MBA)



4%
3%
2%
1%
0%
Industry[2]
WaMu H
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jun-06
Oct-06
Jan-07
Apr-07
Jul-07

Home equity performance comparable to industry

Subprime

Delinquency 90+
($ OTS)



20%
15%
10%
5%
0%
Industry[1]
WaMu HFI Subprime Mortgage
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jun-06
Oct-06
Jan-07
Apr-07
Jul-07

Subprime performance somewhat better than industry

3

[1]LoanPerformance TS Securities through September 2007. [2]LoanPerformance HELOC/Seconds through September 2007.

Single-family residential portfolio 94% of portfolio had a loan-to-value ratio ? 80% at origination Loan-to-Value at Origination at Origination at Origination Excludes Custom and Builder Construction and home loans in the Subprime Mortgage Channel. Excludes accounting adjustments and invalid vintage and OLTV values; negative amortization is included in the loan balances. Portfolio vintage as of 10/31/07

Option ARM loan-to-value ratios consistent with overall single-family residential portfolio Loan-to-Value at Origination Single-family residential portfolio Option ARMs Excludes Custom and Builder Construction and home loans in the Subprime Mortgage Channel. Excludes accounting adjustments and invalid vintage and OLTV values; negative amortization is included in the loan balances. Portfolio vintage as of 10/31/07

Recent vintages with higher loan-to-value ratios more sensitive to home price declines Subprime mortgage channel Loan-to-Value at Origination at Origination at Origination Note: Comprised of mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held for investment; excludes accounting adjustments and invalid vintage and OLTV values. Portfolio vintage as of 10/31/07

Recent vintages with higher loan-to-value ratio more sensitive to HPA declines Home equity portfolio First and second liens Loan-to-Value at Origination at Origination at Origination Excludes home equity loans included in the Subprime Mortgage Channel. Excludes accounting adjustments and invalid vintage and OLTV values. Portfolio vintage as of 10/31/07

Home equity portfolio Second liens Loan-to-Value at Origination at Origination at Origination Excludes home equity loans included in the Subprime Mortgage Channel. Excludes accounting adjustments and invalid vintage and OLTV values. Portfolio vintage as of 10/31/07